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CUSIP NO. 02043Q107                   13G                   PAGE 15 OF 18 PAGES
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                                                                       Exhibit 1

                                    AGREEMENT

      Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Alnylam Pharmaceuticals, Inc.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: February 11, 2005         ARCH VENTURE FUND V, L.P.

                                      By: ARCH Venture Partners V, L.P.
                                          its General Partner

                                          By: ARCH Venture Partners V, LLC
                                              its General Partner

                                                    By:            *
                                                        -----------------------
                                                        Steven Lazarus
                                                        Managing Director

                                 ARCH V ENTREPRENEURS FUND, L.P.

                                      By: ARCH Venture Partners V, L.P.
                                          its General Partner

                                          By: ARCH Venture Partners V, LLC
                                              its General Partner

                                                    By:            *
                                                        -----------------------
                                                        Steven Lazarus
                                                        Managing Director

                                 ARCH VENTURE PARTNERS V, L.P.

                                      By: ARCH Venture Partners V, LLC
                                          its General Partner

                                          By:             *
                                              ------------------------
                                              Steven Lazarus
                                              Managing Director

                                 ARCH VENTURE PARTNERS V, LLC

                                      By:            *
                                           --------------------
                                           Steven Lazarus
                                           Managing Director

                               Page 15 of 18 Pages

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CUSIP NO. 02043Q107                 13G                     PAGE 16 OF 18 PAGES
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                                          Managing Director

                                                    *
                                          ---------------------
                                           Steven Lazarus

                                                    *
                                          ---------------------
                                           Keith Crandell

                                                    *
                                          ---------------------
                                           Robert Nelsen

                                                    *
                                          ---------------------
                                           Clinton Bybee

                                                    * By: /S/ Mark McDonnell
                                                              -----------------
                                                          Mark McDonnell as
                                                          Attorney-in-Fact

This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.

                               Page 16 of 18 Pages